UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 2004


                         FRIENDLY ICE CREAM CORPORATION
             (Exact name of registrant as specified in its charter)

     Massachusetts                      0-3930                     04-2053130
                                                               (I.R.S. Employer
(State of Incorporation)       (Commission File Number)      Identification No.)

                          1855 Boston Road
                         Wilbraham, Massachusetts 01095

    (Address, including zip code of registrant's principal executive offices)

       Registrant's telephone number, including area code: (413) 543-2400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

99.1     April 26, 2004 Press Release by Friendly Ice Cream Corporation.
This press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, pursuant to Item 12, Results of Operations and Financial Condition, to this Report on Form 8-K.




ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 26, 2004 Friendly Ice Cream issued a press release describing selected financial results of the Company for the quarter ended March 28, 2004, included herewith as exhibit 99.1.



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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         FRIENDLY ICE CREAM CORPORATION


                                   By:   /s/ PAUL V. HOAGLAND
                                      -----------------------
                                      Name: Paul V. Hoagland
                                      Title:  Executive Vice President of
                                              Administration and Chief Financial
                                              Officer
Date:    April 26, 2004


                                  Exhibit Index

       99.1       April 26, 2004 Press Release by Friendly Ice Cream Corporation